December 3, 2020 NCR Corporation 1

N O N - G A A P D I L U T E D E P S Notes to Investors FORWARD-LOOKING STATEMENTS. Comments made during this presentation and in these materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955 (the “Act”) including statements that contain the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” “may,” “ought,” “objective,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR's plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements about NCR's expected areas of focus and strategy to drive growth and create long-term stockholder value, including, but, not limited to, the Company’s 80/60/20 strategy and accelerating NCR as a Service; NCR’s expectations for financial performance through 2024; expectations for accelerating recurring revenue; statements regarding the Company’s Q4 2020 financial performance and the Company’s estimated 2020 full year revenue; performance in the market and versus competitors; market share and growth; product introductions and competitive advantages; winning in the market; platform return on investment; NCR's cost reduction actions and their expected benefits in 2020 and beyond; NCR’s financial objectives and expected impacts (headwinds and tailwinds) through 2024; and NCR’s expected cash flow generation, redeployment and capital allocation strategy through 2024. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 28, 2020, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated December 3, 2020, and NCR does not undertake any obligation to publicly update or revise any forward- looking statements, whether asa result of new information, future events or otherwise, except as otherwise required by law. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this presentation and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as free cash flow and adjusted EBITDA margin percentage. These measures are included to provide additional useful information regarding NCR's financial results,and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" unless noted therein and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. These presentation materials and the associated remarks made during this presentation are integrally related and are intended to be presented and understood together. 2

Mike Hayford, President & CEO Vision & Strategy 3

Investment Thesis NCR shareholder value creation will be driven by: 4 Mix shift to software and services Recurring revenue growth Margin expansion

Leader Across Our Business Lines 5 ATM Other Software & Services Digital Banking Enterprise Point of Sale Self-Checkout BANKING RETAIL HOSPITALITY Restaurant Software Payments

Solutions That RUN Self-Directed Banking ATM business – hardware surrounded by annuity stream Digital Banking is $500M business today, 24M users 6

Solutions That RUN The Store Enterprise POS solutions Self-checkout 7

Solutions That RUN The Restaurant Aloha cloud-based restaurant solutions 8

NCR Executive Leadership Team



Mike Hayford
President & CEO

NCR



Owen Sullivan
EVP, Chief Operating Officer



Tim Oliver
EVP & Chief Financial Officer



Debra Bronder
SVP, Chief HR Officer



Jim Bedore
EVP, General Counsel & Corporate Secretary

BUSINESS UNITS

RETAIL



David Wilkinson
President & GM

HOSPITALITY



Dirk Izzo
President & GM

BANKING



Frank Hauck
President & GM

DELIVERY TEAMS

LEAN FACTORY



Adrian Button
EVP, Product & Service Operations

PROFESSIONAL SERVICES



Mithu Bhargava
SVP, Professional Services

SW ENGINEERING & TECHNOLOGY



Tim Vanderham
SVP, Chief Technology Officer

ENTERPRISE ACCOUNTS



Dan Campbell
EVP, Global Sales

CORPORATE MARKETING



Marija Zivanovic-Smith
SVP, Corporate Marketing, Communications & Public Affairs

INFORMATION TECHNOLOGY



Bill VanCuren
SVP, Chief Information Officer

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NCR’s Commitment To ESG NCR strives to be an ESG leader among peer technology companies 10 ENVIRONMENTAL SOCIAL GOVERNANCE ECO-FRIENDLY PRODUCT AND FACILITY DESIGNS E-WASTE AND PRODUCT RECYCLING PROGRAMS ROBUST DIVERSITY, PRIVACY, CYBERSECURITY PROGRAMS SUPPLY CHAIN OVERSIGHT, CODE OF CONDUCT SENIOR ESG OWNERSHIP, BoD OVERSIGHT ROBUST, NON-RETALITORY WHISTLEBLOWER PROGRAM

Agenda 11 Opening remarks + logistics Michael Nelson, VP Investor Relations & Treasurer Vision & strategy Mike Hayford, President & CEO Operational execution & introduction to Business Units Owen Sullivan, EVP, Chief Operating Officer Banking Frank Hauck, President and GM Banking Shawn Phillips, GM ATMaaS Doug Brown, President Digital Banking Retail David Wilkinson, President and GM Retail Hospitality Dirk Izzo, President and GM Hospitality Functional roundtable Owen Sullivan Adrian Button, EVP Product and Service Ops Tim Vanderham, SVP and CTO Mithu Bhargava, SVP Professional Services Financial outlook: A path to 80|60|20 Tim Oliver, Chief Financial Officer Summary Mike Hayford Chairman’s remarks Frank Martire, Executive Chairman Q&A Mike Hayford, Owen Sullivan, Tim Oliver Conclusion Mike Hayford

Owen Sullivan, EVP, Chief Operating Officer Executing Our Strategy 12

13 2018: Siloed Model FUNCTIONAL ORG MODEL Customer left to navigate NCR = Confusion & Frustration Banking SoftwareProfessional Services Banking FinanceBanking Services Banking SalesServices Sales ? ? ? Banking Product Management Manufacturing Engineering Banking Hardware

14 Today: Industry-Aligned GM Model BUSINESS UNIT MODEL One accountable voice to customer Industry GM Organization BANKING RETAIL HOSPITALITY Software Engineering ServicesLean Factory Corporate Functional Support

Leader Across Our Business Lines 15 BANKING RETAIL HOSPITALITY

NCR Banking Solutions That RUN Self- Directed Banking Frank Hauck President & General Manager 16 Customer Screen shot

NCR Banking Business
$3.1B 2020e Revenue


$.5B
$.9B
$1.7B
Banking Software & Services
ATM Hardware
Digital Banking

- **Win** in Digital Banking
- **Broaden** Digital First platform
- **Shift** to cloud, SaaS & subscription
- **Maintain** #1 self-service ATM share
- **Expand** multi-vendor ATM business
- **Grow** ATM-as-a-Service

Representative customers

17

NCR Banking ATM-as-a-Service Shawn Phillips General Manager ATMaaS 18

Everything a FI needs to RUN self-directed banking from the world’s #1 ATM provider* The Market is Shifting to ATM-as-a-Service 19 Hardware ``` Software SLM and FLM ATM Monitoring Serv ice Desk Security & Compliance Incident Mgmt Management Reporting Performance Management Vendor Mgmt Cash Management Adv isory Serv ice ATM-as-a-Service SubscriptionATM business * Source: NCR view based on 89,000 ATM shipments in 2019

The Economics of ATM-as-a-Service 20 Performance Mgmt Service Desk Security & Compliance Incident Mgmt Hardware Vendor Mgmt Software Mgmt Reporting SLM and FLM Cash Mgmt ATM Monitoring ATM Cleaning Advisory Service ▪ NCR ATM-as-a-Service ▪ Including Hardware, Software & Service As a Service: Shift to As-a-Service model, predictable, recurring Yr 1 Yr 2 Yr 3 Yr 4 Yr 5 $730K $730K $730K $730K $730K TCV: $3,650* Traditional: US Community Financial Institution, 25 ATMs ▪ ATM Hardware & Software ▪ Hardware & Software Maintenance Cumulative: $1,650* Yr 1 Yr 2 Yr 3 Yr 4 Yr 5 $1,050K $150K $150K $150K $150K *For illustrative purposes only

NCR Digital Banking Doug Brown President Digital Banking 21

NCR Digital Banking – Leadership Market Position 22 Digital Banking $500M 20 of Top 35 North American Banks for Mobile Transactions Top 3 Mobile in Consumer Experience (MagnifyMoney 2020) 4.8 Star App Rating24 Million Digital Users 12% YoY Growth 650 Banks and Credit Unions ~2,250 Branches live with NCR Digital First Teller Industry Leader IDC MarketScape Celent 2020 Winner

NCR Digital Banking – Positioned for Growth Superior customer experience Innovation through fintech integration Highest ROI platform Bank and credit union domain expertise Digital Banking 23

NCR Banking – Growth Levers 24 Banking Growth DIGITAL BANKING ▪ Reinvigorating our Digital Banking business ▪ Broadening the Digital First platform ATMs & ATM-CENTRIC ▪ Surrounding with recurring service & software ▪ Shifting to ATM-as-a-Service

Leader Across Our Business Lines 25 BANKING RETAIL HOSPITALITY

David Wilkinson President and GM, NCR Retail 26 NCR Retail Core POS Software Solutions That RUN The Store

Run your store end-to-end Leading with digital, our next generation retail store architecture connects every customer touchpoint into a single, amazing experience that makes shopping effortless for your customers while making business easier, faster and more profitable for you. ENTERPRISE POS SOLUTIONS $1.2B Business SELF- CHECKOUT $900M Business NCR Retail Business $2.1B 2020e Revenue 27 Representative customers

NCR Retail Customers 28 >1.5M checkout lanes worldwide* Department & Specialty SMB Grocery & Big Box Convenience & Fuel * Source: NCR Product Management 67% 19% 9% 5%

NCR Retail Platform 29 ▪ Simplifies the needed refresh cycle of our massive install base ▪ Customers can simply convert sites to the platform, add new capabilities, attach new services and NCR can expand wallet share ▪ Strong NCR value proposition of faster time-to-market, lower cost of ownership and improved tech availability ▪ We have the right sales and services coverage for this market

NCR Retail – Positioned for Growth 30 Maintain self-checkout leadership and grow with the market Win the upgrade cycle for next-gen, cloud-based bundled POS software offerings Retail Growth

Leader Across Our Business Lines 31 BANKING RETAIL HOSPITALITY

NCR Hospitality Core POS Software Solutions That RUN The Restaurant Dirk Izzo President & GM, NCR Hospitality 32

NCR Hospitality (Restaurant) Business $700M 2020e Revenue ▪ Over 100,000 sites worldwide ▪ #1 Restaurant POS software provider in U.S. (source: RBR 2020) ▪ Half of the top 100 worldwide restaurant brands use NCR ▪ 32 of the top 50 quick service restaurant chains use NCR ▪ More restaurant employees are trained on NCR Aloha than any other restaurant software 33 Small & Medium Restaurant Enterprise Restaurant Others 67% 27% 6%

We Provide Everything To RUN The Restaurant We're delighted to work with NCR to integrate Grubhub into the NCR Aloha POS for a ready-to-deploy solution that enhances the delivery experience and boosts efficiency for restaurant operators. “ “ Restaurant management platform (Aloha) Digital, mobile, contactless experiences Wall-to-wall services Monthly Subscription & Transactions 34

Why We Will Win In The Market Increase our share of wallet Expand our market share – incremental site growth Only 3% of our base is converted to Aloha Essentials 35 Hospitality Growth

Functional Execution Product & Services Operations − Quality & cost efficiency Professional Services − Integration touchpoint & innovation Software Engineering − Scalable software architecture & discipline Adrian Button EVP, Product & Service Operations Tim Vanderham SVP, Chief Technology Officer Roundtable Mithu Bhargava SVP, Professional Services 36

A Global, Efficient Network Delivering For Our Customers 37 Distribution/Fulfillment Center/Warehouse Service Operations Center Hub Manufacturing Plant 13M Devices Supported 150K Parts Shipped Weekly 22M Service Calls/Year 14K Engineers 285K Units/Year 9.4M Dispatches/Year

NCR Platform Architecture NCR Platform BSP/CSP Mobile Ordering and Order Management Buy Online/ Pick-Up In-Store/ Restaurant/Branch 3rd Party Order Aggregators and Loyalty Providers Data Analytics and Business Ops Payment Processing 38

Professional Software Services
Delivering for Our Customers

4,100+ Software Consultants

55+ Countries

7,100+ Projects Per Year

100+ Packaged PS Offers

Run The Store

(Whole Foods Market)

- Services led migration to Next-Generation Retail Software Architecture
- Connected experiences across physical to digital channels
- Enabling e-commerce, mobile and integration to their back-office systems

Run The Restaurant

(Chipotle)

- Co-innovate digital makeline experience leveraging Aloha Essentials platform
- Order accuracy up 99%
- Wait times down 50%

Run Self-Directed Banking

(Trustmark)

- Modernize branch experience to self-directed banking approach
- Advisory services to redefine consumer experience and create upsell opportunities

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Tim Oliver, EVP, Chief Financial Officer Financial Outlook: A Path to 80|60|20 Success 40

Update on More Tactical Topics 41 No further 2020 updates or 2021 guidance today Q4 2020 ▪ Results to date are consistent with Oct. 27th commentary ▪ Revenue, EBITDA and cash flow expected to be similar to results in 2020 Q3 ▪ Productivity initiatives and asset reviews are ongoing ▪ Cost reduction actions will achieve $125-150M of annual run-rate savings 2021 ▪ Annual planning process is nearly complete ▪ Anticipate modest sequential improvement in end markets across the full year of 2021

$400-500M 2018A 2019A 2020E 2024E 2018A 2019A 2020E 2024E 2018A 2019A 2020E 2024E NCR 2020-2024 Financial Objectives 42 ~ $6.2B ~ $7.4B REVENUE $600-700M FREE CASH FLOW ~ 14% ~ 20% 2018 2019 2020 2024 Software & Services Revenue 68% 65% 72% ~80% Recurring Revenue 46% 46% 54% >60% Adj. EBITDA Margin 15% 15% 14% ~20% STRATEGIC EXECUTION ADJ. EBITDA MARGIN % ~ $2B to Redeploy

Defining 80|60|20 43 …of NCR’s revenue will come from software and services. …of NCR’s revenue will come from recurring revenue. Defined as contracts where there is a predictable revenue pattern that will occur at regular intervals. This includes hardware and software maintenance, cloud, payment processing, certain professional services arrangements, and term-based software licenses. …goal for adjusted EBITDA as a percent of revenue. Adjusted earnings before interest, taxes, depreciation and amortization as a % of revenue. Typical adjustments include amortization as well as other special items, including pension, mark-to-market adjustment, amortization of acquired intangible assets, restructuring charges, among others. 80% 60% 20%

2018A 2019A 2020E 2024E2018A 2019A 2020E 2024E NCR Banking Financial Objectives 44 ~23% ~ 1 8% 2018 2019 2020 2024 Software & Services Revenue 69% 64% 71% >80% Recurring Revenue 49% 46% 55% >60% Adj. EBITDA Margin 17% 19% 18% >20% REVENUE STRATEGIC EXECUTION ADJ. EBITDA MARGIN % Corporate overheadCompany avg. Adj. EBITDA Metrics to watch Q3 YTD ▪Digital Banking Revenue $354.4M ▪Digital Banking Registered Users 24.3M ▪Recurring Revenue $1.264B ~$3.1B

NCR Banking Business Revenue Composition 45 Products % Attach Online/Mobile Banking – DI/D3 0%Software – Remote Transactions Professional Services – Digital Banking Consulting Software – Enterprise Monitoring, Cx Marketing, Security, Transaction Processing, Cash Management 15-100% In Ascending Order Professional Services – ATM-Centric Consulting Software – ATM Multivendor Services – Implementation, Break/Fix Managed Services and ATM-as-a-Service Software – Interactive Teller Machine Software – Middleware ATM Hardware 100% 2020 Est. Revenue $0.5B $1.7B $0.9B DIGITAL BANKING OTHER BANKING Software & Services ATM’s

2018A 2019A 2020E 2024E 2018A 2019A 2020E 2024E 46 ~$2.6B ~16% Company avg. Adj. EBITDA REVENUE ADJ. EBITDA MARGIN % 2018A 2019A 2020E 2024E ~$0.5B 2018A 2019A 2020E 2024E ~28% REVENUE ADJ. EBITDA MARGIN % Company avg. Adj. EBITDA Banking: Other Software & Services Financial Objectives Banking: Digital Banking Financial Objectives

2018A 2019A 2020E 2024E2018A 2019A 2020E 2024E NCR Retail Financial Objectives 47 2018 2019 2020 2024 Software & Services Revenue 63% 63% 67% <80% Recurring Revenue 37% 41% 47% ~60% Adj. EBITDA Margin 12% 12% 12% <20% ~$2.1B ~18% ~ 1 2 % REVENUE STRATEGIC EXECUTION ADJ. EBITDA MARGIN % Corporate overheadCompany avg. Adj. EBITDA Metrics to watch Q3 YTD ▪ Platform Lanes 12,642 ▪ SCO Revenue $642M ▪Recurring Revenue $717M

2018A 2019A 2020E 2024E2018A 2019A 2020E 2024E NCR Hospitality Financial Objectives 2018 2019 2020 2024 Software & Services Revenue 70% 67% 75% >80% Recurring Revenue 48% 51% 61% >60% Adj. EBITDA Margin 18% 13% 10% ~20% ~$700M ~ 16% ~ 1 0 % REVENUE STRATEGIC EXECUTION ADJ. EBITDA MARGIN % Corporate overheadCompany avg. Adj. EBITDA Metrics to watch Q3 YTD ▪Number of Aloha Essentials Sites* 3,484 ▪Recurring Revenue $311M * Subscription based sites 48

NCR Payments Business Financial Objectives 49 2024 Revenue: ~ 20-30% CAGR2020 Revenue: ~ $100M NCR POS Addressable Market: $1.5B - $2B Hospitality Non-NCR Retail

Revenue Growth Bridge 50 BY CAUSE BY PRODUCTBY SEGMENT ~$7.4B ~$6.2B 2024E Hospitality Retail Banking 2020E ~$7.4B ~$6.2B 2024E Services Software Hardware 2020E ~$7.4B ~$6.2B 2024E Acq Volume Organic Volume Price 2020E i

Impact on Revenue of Shift to Recurring Revenue Business Model 51 Net Impact is expected to become accretive in late 2022 $- $100 $200 $300 $400 $500 $600 2018A 2019A 2020E 2021E 2022E 2023E 2024E Net Impact Revenue recognized upfront under prior business model Cumulative effect on revenue of shift to recurring revenue business model Revenue $ millions

Adj. EBITDA Margin Growth Bridge 52 BY CAUSE BY PRODUCTBY SEGMENT ~20% ~14% 2024E Banking Retail Hospitality 2020E ~20% ~14% 2024E Productivity Shift to Recurring Product Mix Shift 2020E ~20% ~14% 2024E Hardware Software Services 2020E

2024 Free Cash Flow Generation 53 * Free Cash Flow excludes discontinued operations and pension contributions $600- 700M * F re e C a s h F lo w $1.0- 1.1B O p e ra ti n g In c o m e

Cash Generation and Redeployment

Cash Generation Opportunities

- **Higher profitability**
- **Cap Ex Efficiency**
- **Cash cycle improvements**
  - Services inventory
  - Invoice accuracy
  - Vendor management
- **Business Linearity**

Redeployment Priorities

Uses:	4yr. Total
▪ Organic growth (Cap Ex)	$0-250M > Deprec.
▪ Acquisitions	~$600-$800M
▪ Stock buyback	~$400-$500M
▪ Reduce Leverage	Remainder
Legacy Uses:	
▪ Pension	~$300-$400M
▪ Disc Operations	~$100-$150M

Approximately $2 Billion in cumulative free cash flow

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$450 $500 $650 $500 $750 $400 $275 $1,100 $300 2020 2021 2022 2023 2024* 2025+ 5.250% Notes due 2030 6.125% Notes due 2029 5.000% Notes due 2028 5.750% Notes due 2027 Term Loan B 8.125% Notes due 2025 Preferred Shares Revolver AR Securitization Pension Contributions Debt & Preferred Stock Maturities Status 55 ($ in millions) * First “Put” Date Preferred - Current balance sheet value of Series A preferred : $275M NCR is in a strong liquidity position… no major refinancing until 2025. 2025-2030

$400-500M 2018A 2019A 2020E 2024E 2018A 2019A 2020E 2024E 2018A 2019A 2020E 2024E NCR 2020-2024 Financial Objectives 56 ~ $6.2B ~ $7.4B REVENUE $600-700M FREE CASH FLOW ~ 14% ~ 20% 2018 2019 2020 2024 Software & Services Revenue 68% 65% 72% ~80% Recurring Revenue 46% 46% 54% >60% Adj. EBITDA Margin 15% 15% 14% ~20% STRATEGIC EXECUTION ADJ. EBITDA MARGIN % ~ $2B to Redeploy

888-820-9413 Confirmation Code:1666001 Call In With Your Questions … 57

NCR Executive Chairman and Chairman of the Board Frank Martire 58

Investment Thesis NCR shareholder value creation will be driven by: 59 Mix shift to software and services Recurring revenue growth Margin expansion

Q&A 60 Dial-In: 888-820-9413 Confirmation Code:1666001

Supplemental Materials NCR Confidential - Internal Use Only 61

NCR believes the Adjusted EBITDA Margin percentage provides useful information to investors because it is an indicator of strength and performance of the Company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, amortization of acquired intangible assets, restructuring charges, among others. Adjusted EBITDA Margin percentage is calculated based on Adjusted EBITDA as a percentage of total revenue. However, with respect to our projection of Adjusted EBITDA margin percentage, we are not providing a reconciliation to the respective GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income from continuing operations without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results and are not a substitute for their comparable GAAP measures. A D J U S T E D E B I T D A M A R G I N % 62 NCR defines free cash flow as net cash provided by/used in operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus pension contributions. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. F R E E C A S H F L O W

GAAP TO NON-GAAP RECONCILIATION F R E E C A S H F L O W 63 2020E 2024E Cash provided by Operating Activities $675-775M $800-900M Total capital expenditures ($250-300M) (~$300M) Pension contributions $20-25M ~$100M Free Cash Flow $400-500M $600-700M